UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

Ferro Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6060 Parkland Boulevard Suite 250, Mayfield Heights, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 216-875-5600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FOE	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 9, 2021, Ferro Corporation (“Ferro”) held a special meeting of shareholders (the “Ferro Special Meeting”) at which holders of Ferro’s common stock, par value $1.00 per share, voted on each of the proposals at the Ferro Special Meeting relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of May 11, 2021 (the “Merger Agreement”), by and among by and among PMHC II Inc., PMHC Fortune Merger Sub, Inc. and Ferro. Of the 82,704,290 shares of Ferro’s common stock outstanding at the close of business on July 15, 2021, the record date for the Ferro Special Meeting, 68,259,923 shares were present or represented by proxy at the Ferro Special Meeting, which constituted a quorum. The voting results were as follows:

1. Ferro’s shareholders adopted the Merger Agreement and approved the transactions contemplated thereby, including the merger (the “Merger Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,976,884	153,000	130,039	—

2. Ferro’s shareholders did not approve on a non-binding, advisory basis, certain compensation that will or may be paid to Ferro’s named executive officers by Ferro based on or otherwise relating to the merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,713,991	33,570,863	1,975,069	—

3. In connection with the Ferro Special Meeting, the Board of Directors of Ferro also solicited proxies with respect to the proposal to adjourn the Ferro Special Meeting to a later date or dates, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Merger Proposal if there were insufficient votes to approve the Merger Proposal at the time of the special meeting or to ensure that any supplement or amendment to the proxy statement was timely provided to Ferro shareholders (the “Adjournment Proposal”). The Adjournment Proposal was not submitted to Ferro shareholders for approval at the Ferro Special Meeting because Ferro shareholders approved the Merger Proposal.

Item 8.01 Other Events.

On September 9, 2021, Ferro issued a press release announcing results of the voting at the Ferro Special Meeting held on September 9, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release, dated September 9, 2021, issued by Ferro announcing results of the voting at the Ferro Special Meeting held on September 9, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

September 9, 2021	By:	/s/ Benjamin J. Schlater
Name: Benjamin J. Schlater
Title: Group Vice President and Chief Financial Officer